EXHIBIT 10.7

EXECUTION COPY

Loan No. RX0583

AMENDED AND RESTATED CONTINUING GUARANTY

This AMENDED AND RESTATED CONTINUING GUARANTY (this “Continuing Guaranty”) is jointly and severally made and entered into as of December 31, 2014, by NEW ULM TELECOM, INC., a Minnesota corporation (the “Borrower”), each of the signatories listed on the signature pages hereto as Guarantors and each of the other Persons that becomes a party hereto pursuant to Section 14 (the “Guarantors” and individually, a “Guarantor”), in favor of and for the benefit of COBANK, ACB,  a federally chartered instrumentality of the United States of America (“CoBank”).  This Continuing Guaranty amends and restates in its entirety that certain Continuing Guaranty, dated as of January 4, 2008, made by the Borrower, Hutchinson Telephone Company, New Ulm Long Distance, Inc., New Ulm Cellular #9, Inc., New Ulm Phonery, Inc., Peoples Telephone Company, Western Telephone Company, Hutchinson Telecommunications, Inc. and Hutchinson Cellular, Inc., in favor of CoBank, as modified by that certain Agreement Regarding Amendments to Loan Documents dated as of December 19, 2012, that certain Joinder to Continuing Guaranty dated as of December 31, 2012 by Sleepy Eye Telephone Company in favor of CoBank and that certain Second Agreement Regarding Amendments to Loan Documents dated as of September 5, 2014, and as such may have been otherwise amended, restated, supplemented or otherwise modified (the “Prior Guaranty”).

R E C I T A L S:

WHEREAS, CoBank and the Borrower have entered into that certain Amended and Restated Master Loan Agreement, dated as of the date hereof (the “MLA”), that certain Amended and Restated Second Supplement to the Amended and Restated Master Loan Agreement, dated as of the date hereof (the “Second Supplement”), and that certain Amended and Restated Third Supplement to the Amended and Restated Master Loan Agreement, dated as of the date hereof (the “Third Supplement”; and together with the MLA, the Second Supplement and the Third Supplement, collectively, the “Loan Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS,  each Guarantor is a direct or indirect subsidiary of the Borrower;

WHEREAS,  each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the advances provided for by the Loan Agreement to the Borrower; and

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WHEREAS, as an inducement to CoBank to enter into the Loan Agreement and make the advances provided for therein, each Guarantor has agreed to guarantee the obligations of the Borrower to CoBank, all on the terms and conditions set forth in this Continuing Guaranty;

NOW, THEREFORE,  in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Guarantor and the Borrower hereby agree, jointly and severally, and hereby amend and restate the Prior Guaranty as follows:

SECTION 1.                Rules of Construction. The following rules of construction shall be applicable for all purposes of this Continuing Guaranty and all amendments and supplements hereto except as otherwise expressly provided or unless the context otherwise requires:

(A)                         Capitalized terms used in this Continuing Guaranty, unless otherwise defined herein, shall have the meanings assigned to them in the Loan Agreement;

(B)                          The terms used herein shall, unless the context otherwise requires, include the plural as well as the singular, and vice versa; and terms importing any gender shall include the other gender;

(C)                          All references in this Continuing Guaranty to designated sections, paragraphs, other subdivisions, schedules, exhibits and other attachments are to the designated sections, paragraphs, subdivisions, schedules, exhibits and attachments of this Continuing Guaranty, unless otherwise specifically provided;

(D)                         The terms “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Continuing Guaranty as a whole and not merely to the specific section, article, paragraph or clause in which the respective term appears;

            (E)                          The term “Person” includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental Person, the successor functional equivalent of such Person);

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(F)                           The term “writing” shall include printing, typing, lithography and other means of reproducing words in a tangible visible form;

(G)                         References to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, extensions, renewals, and other modifications thereto, but only to the extent such amendments, assignments, extensions, renewals and other modifications are not prohibited by the terms of this the Loan Agreement or any other Loan Document;

(H)                         All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations;

(I)                            The terms “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”;

(J)                            The term “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” or any applicable bankruptcy, insolvency or other similar federal or state law now or hereafter in effect and all rules and regulations promulgated thereunder; and

(K)                         The term “Other Debtor Relief Law” means, collectively, any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally.

SECTION 2.                Obligations.  “Obligations” shall mean, collectively, (A) all obligations, liabilities and indebtedness of every nature of Borrower and all other Loan Parties under the Loan Documents (including any Interest Rate Agreement provided by CoBank) from time to time owed to CoBank or any Indemnitee and (B) all other obligations, liabilities and indebtedness of every nature of Borrower from time to time owed to CoBank regardless of how they arise or by what agreement or instrument they may be evidenced (including any Interest Rate Agreement provided by CoBank), including, in each case, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all indemnities, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, acquired directly or by assignment or otherwise, heretofore, now or from time to time hereafter owing, due or payable, or any combination thereof, whether before or after the filing of a proceeding under the Bankruptcy Code or any Other Debtor Relief Law (whether or not allowed in such proceeding) by or against any Loan Party or any of the Subsidiaries of any Loan Party; provided that,  Excluded Swap Obligations of any Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor.

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SECTION 3.                The Guaranty.

          (A)                         Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally, irrevocably, completely and immediately, as primary obligor and not merely as surety, guarantees to CoBank the full and prompt payment and performance when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) of the Obligations. Upon failure by the Borrower or any other Loan Party to pay in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) any of the Obligations, each of the Guarantors, jointly and severally, agrees that it will promptly pay the same without set-off or counterclaim at the place and in the manner specified in the Loan Documents, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal;

           (B)                          Each Guarantor further hereby, jointly and severally, agrees to pay to CoBank, upon demand, any and all losses and expenses, including reasonable attorneys’ fees and expenses, paid or incurred by CoBank in enforcing or attempting to enforce or collecting or attempting to collect, or obtaining advice of counsel with respect of, any right with respect to, any or all of the Obligation or any Loan Document, including this Continuing Guaranty, or in attempting to protect or preserve any property, personal or real, securing the Obligations or pledged under any Loan Document;

          (C)                          Each Guarantor hereby, jointly and severally, guarantees any sum or sums which become due and owing to CoBank as a result of any order of a bankruptcy court which requires CoBank to turn over moneys paid by the Borrower, any Guarantor or any other Person to CoBank on account of the Obligations. Each Guarantor agrees that this Continuing Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment by the Borrower, any Guarantor or any other Person to CoBank on account of the Obligations is rescinded or must otherwise be returned or restored upon the insolvency or bankruptcy of the Borrower, any Guarantor, or any other obligor, guarantor, endorser or surety of the Obligations, all as though such payment had not been made; and

(D)                         Notwithstanding any provision to the contrary contained herein or in any other Loan Document, the maximum liability of any Guarantor hereunder and under the other Loan Documents shall in no event exceed the aggregate amount that would render the guaranty of such Guarantor subject to avoidance under any applicable Law.

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SECTION 4.                The Guaranty Unconditional.

           (A)                         Each Guarantor hereby agrees that this is a guaranty of payment and performance and not of collection only. The liability of each Guarantor under this Continuing Guaranty shall be absolute, unconditional, direct, complete and immediate and shall not be contingent upon the pursuit of any remedies against the Borrower, any Guarantor or any other Person, nor against any security or lien available to CoBank, its successors, successors-in-title, endorsees or assigns. Each Guarantor waives any right to require that an action be brought against the Borrower, any Guarantor or any other Person or to require that resort be had to any security. In the occurrence of a breach, default, or event of default under any of the Loan Documents, CoBank shall have the right to enforce its rights, powers and remedies under any of the Loan Documents, in any order, and all rights, powers and remedies available to CoBank in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, each Guarantor hereby authorizes and empowers CoBank upon acceleration of the maturity of any of the Notes or any other Obligation, at its sole discretion, and without notice to such Guarantor, to exercise any right or remedy which CoBank may have or any right or remedy hereinafter granted which CoBank may have as to any security. Each Guarantor expressly waives any right to require any action on the part of CoBank to proceed to collect amounts due under any Loan Document;

           (B)                          Each Guarantor assents to all terms and agreements heretofore or hereafter made by the Borrower, any of its Subsidiaries, any Guarantor, or any other guarantor of the Obligations with CoBank;

           (C)                          Each Guarantor hereby consents to the following and agrees that its liability will not be affected or impaired by (i) the exchange, release or surrender of any collateral to the Borrower, any Guarantor or any other Person, or the waiver, release or subordination of any security interest, in whole or in part; (ii) the waiver or delay in the exercise of any of CoBank’s rights or remedies against the Borrower, any Guarantor or any other Person; (iii) the release of the Borrower, any Guarantor or any other Person including any Person guaranteeing any portion of the Obligations; (iv) the renewal, extension or modification of the terms of any of the Obligations or any instrument or agreement evidencing the same, including an increase in the principal amount of any of the Notes or any other Obligation; and (v) the acceptance by CoBank of other guaranties.  To the extent permitted under applicable Law, each Guarantor also waives any other circumstance which might otherwise constitute a defense on the basis of suretyship;

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            (D)                         Each Guarantor irrevocably waives acceptance hereof, notice of acceptance hereof, and notice of acceleration of and intention to accelerate the Obligations, and waives the benefit of any statutes of limitations, presentment, demand or action on delinquency, protest, notice of dishonor, notice of default, notice of nonpayment or protest in relation to any instrument evidencing any of the Obligations, and, to the fullest extent permitted by law, any other demands or notices required by Law;

            (E)                          Each Guarantor hereby authorizes CoBank, without notice to such Guarantor, to apply all payments and credits received from the Borrower, from any Guarantor, or from any other Person or realized from any security in such manner and in such priority as CoBank in its sole judgment shall see fit to the Obligations which are the subject of this Continuing Guaranty;

            (F)                           The liability of each Guarantor under this Continuing Guaranty shall not in any manner be affected by reason of any action taken or not taken by CoBank, which action or inaction is consented and agreed to by such Guarantor, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, or other security for any of the Obligations. No delay in making demand on any Guarantor for satisfaction of its liability hereunder shall prejudice CoBank’s right to enforce such satisfaction. All of CoBank’s rights and remedies shall be cumulative and any failure of CoBank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter;

           (G)                         This Continuing Guaranty shall be a continuing one and shall be binding upon each Guarantor regardless of how long before or after the date hereof the Obligations are incurred until this Continuing Guaranty is terminated as provided in this Continuing Guaranty, or until, to the extent provided by applicable law to the extent it cannot be waived, is revoked by a Guarantor prospectively as to future transactions, by written notice actually received by CoBank, and such revocation shall not be effective as to any indebtedness existing or committed for under the Loan Agreement or the other Loan Documents at the time of actual receipt of such notice by CoBank, or as to any renewals, extensions or refinancings thereof.  Accordingly, so long as this Guaranty is not revoked prospectively in accordance with this Subsection 4(G),  CoBank may rely conclusively on a continuing warranty, hereby made, that each Guarantor continues to be benefited by this Continuing Guaranty and CoBank shall have no duty to inquire into or confirm that the receipt of any such benefits, and this Continuing Guaranty shall be effective and enforceable by CoBank without regard to the receipt, nature or value of any such benefits;

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          (H)                         Each Guarantor hereby subordinates any and all indebtedness of any Loan Party, including any other Guarantor now or hereafter owed to such Guarantor to the Obligations of the Borrower and the other Loan Parties to CoBank, and agrees with CoBank that, from and after the occurrence of a breach, default or event of default under any of the Loan Documents and for so long as such breach, default or event of default exists, such Guarantor shall not demand or accept any payment of principal or interest from any Loan Party, including any other Guarantor, shall not claim any offset or other reduction of such Guarantor’s liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the Obligations; provided, however, that, if CoBank so requests, and so long as such breach, default or event of default exists, such indebtedness shall be collected, enforced and received by such Guarantor as trustee for CoBank and be paid over to CoBank on account of the Obligations of the Borrower or any other Loan Party to CoBank, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Continuing Guaranty; and

          (I)                            Until the Obligations are paid finally and in full and this Continuing Guaranty is released as provided herein, each Guarantor hereby irrevocably waives any and all rights it may have to enforce any of CoBank’s rights or remedies or participate in any security now or hereafter held by CoBank, and any and all such other rights of subrogation, reimbursement, contribution or indemnification against the Borrower, any Guarantor or any other Person having any manner of liability for the Obligations to CoBank, whether or not arising hereunder, under any other agreement, at law or in equity.

SECTION 5.                Rights of Contribution. The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law. Each Guarantor’s rights of contribution shall be subject to the terms and conditions of Section 4 hereof. This Section 5 shall in no respect limit the obligations and liability of any Guarantor to CoBank, and each Guarantor shall remain liable to CoBank up to the maximum liability of such Guarantor hereunder.

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SECTION 6.                Security.  Each of the Guarantors acknowledges and agrees that its obligations hereunder are secured in accordance with the terms of the Loan Documents to which it is a party and that CoBank may exercise its remedies thereunder in accordance with the terms thereof.

SECTION 7.                Representations and Warranties. Each Guarantor represents and warrants to CoBank, on the date hereof and on the date any advance under the Loan Agreement is made, converted or continued, as follows:

           (A)                         Organization, Powers, Existence, Etc. Such Guarantor (i) is duly organized or formed, validly existing, and in good standing under the laws of its jurisdiction of incorporation, organization or formation (as applicable); (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary unless the failure to so qualify will not have a Material Adverse Effect; (iii) has all requisite corporate, limited liability company or partnership (as applicable) and legal power to own and operate its assets and to carry on its business and to enter into and perform its obligations under the Loan Documents to which it is a party; and (iv) has duly and lawfully obtained and maintained all Licenses, including all Telecommunications Licenses, which are material to the conduct of its business or which may be otherwise required by Law.

           (B)                          Due Authorization; No Violations; Etc. The execution and delivery by such Guarantor of, and the performance by such Guarantor of its obligations under, this Continuing Guaranty and the other Loan Documents to which it is a party have been duly authorized by all requisite corporate, limited liability company or partnership (as applicable) action on the part of such Guarantor and do not and will not (i) violate any provision of any Law of any Governmental Authority, the articles of incorporation or organization (as applicable) or bylaws, operating agreement or partnership agreement (as applicable) of such Guarantor, or any material agreement, indenture, mortgage, or other instrument to which such Guarantor is a party or by which such Guarantor or any of its properties is bound or (ii) be in conflict with, result in a breach of, or constitute with the giving of notice or lapse of time, or both, a default or event of default under any such agreement, indenture, mortgage, or other instrument. No action on the part of any shareholder, member, manager or partner (as applicable) of such Guarantor is necessary in connection with the execution and delivery by such Guarantor of, and the performance by such Guarantor of its obligations under, this Continuing Guaranty or any other Loan Document to which it is a party, except for such actions as have been taken prior to or concurrently to the date hereof, all of which remain in full force and effect.

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            (C)                          Governmental Approval. No License of any Governmental Authority is necessary in connection with the execution, delivery, performance, or enforcement of this Continuing Guaranty or any other Loan Documents to which such Guarantor is a party, except such as have been obtained and are in full force and effect or which are required in connection with the enforcement of or the exercise of remedies under any Loan Document.

            (D)                         Binding Agreement. Each of the Loan Documents to which such Guarantor is a party is, or when executed and delivered will be, the legal, valid, and binding obligation of such Guarantor, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by the Bankruptcy Code or Other Debtor Relief Law.

            (E)                          Financial Condition. Such Guarantor represents and warrants that the liability and obligations of such Guarantor incurred or arising under this Continuing Guaranty and of the Loan Parties incurred or arising under the Loan Agreement may reasonably be expected to benefit substantially such Guarantor directly or indirectly, and such Guarantor’s board of directors, managers, members or general partner(s), as applicable, have made that determination. Such Guarantor represents and warrants that it has full and complete access to all of the Loan Documents and other documents relating to the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. Such Guarantor is fully informed of the financial condition of the Loan Parties, including of the other Guarantors, and of all other circumstances that bear upon the risks of executing this Continuing Guaranty which a diligent inquiry would reveal. Such Guarantor agrees that CoBank will have no obligation to advise or notify such Guarantor of or provide such Guarantor with any data or information.

            (F)                           Incorporated Representations and Warranties. Such Guarantor represents and warrants that the representations and warrants set forth in the Loan Agreement and in the other Loan Documents are true and correct in all material respects as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and CoBank is entitled to rely on each of them as if they were fully set forth herein.

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SECTION 8.                Covenants. Each Guarantor covenants and agrees with CoBank that so long as this Continuing Guaranty remains in effect or the Obligations have not been fully paid or otherwise satisfied, such Guarantor will take, or will refrain from taking, as the case may be, all actions necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in the Loan Agreement or in the other Loan Documents, each of which is hereby incorporated herein by reference, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

SECTION 9.                Events of Default. The occurrence of any of the following shall constitute an “Event of Default” hereunder:

           (A)                         Representations and Warranties. Any representation or warranty made by any Guarantor herein or in any Loan Document to which it is a party shall prove to have been false or misleading in any material respect on or as of the date made or deemed made; or

(B)                          Payment Default.  Any Guarantor should fail to make any payment to CoBank when due hereunder or under any other Loan Document to which it is a party.

(C)                          Cross-Default. The occurrence of any Event of Default under Section 10 of the MLA; or

(D)                         Covenants and Agreements.  Any Guarantor should fail to perform or comply with any other covenant or agreement contained herein, and such failure shall continue for a period of thirty (30) days.

provided, that any breach of the terms of this Continuing Guaranty which shall also constitute a breach of the Loan Agreement or any other Loan Document shall be subject to the same notice and cure right applicable to such breach under the Loan Agreement or such other Loan Document.

SECTION 10.            Right of Set-off. In addition to any rights and remedies of CoBank provided by Law or the Loan Documents, each Guarantor hereby irrevocably authorizes CoBank at any time and from time to time during the continuation of an Event of Default, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward payment of all or any part of the Obligations (A) any indebtedness due or to become due from CoBank to any Guarantor, and (B) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of CoBank or any of its affiliates.

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SECTION 11.            Miscellaneous.

           (A)                         Governing Law.  Without giving effect to the principles of conflict of laws and except to the extent governed by federal law, the Laws of the State of Colorado, without reference to choice of law doctrine, shall govern this Continuing Guaranty and any other Loan Document for which Colorado is specified as the applicable law, and all disputes and matters between the parties to this Continuing Guaranty, including all disputes and matters whatsoever arising under, in connection with or incident to the guaranty or other business relationship between the parties, and the rights and obligations of the parties to this Continuing Guaranty or any other Loan Document by and between the parties for which Colorado is specified as the applicable law. To the extent Minnesota Statutes Chapter 582.30 is applicable, each Guarantor waives to the extent permitted by applicable Law Minnesota Statutes Chapter 582.30 and acknowledges that it remains liable for any deficiency.

          (B)                          Binding Effect. This Continuing Guaranty shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including any holder or owner of any of the Notes or the other Loan Documents. None of the Guarantors or the Borrower may assign any of its rights or obligations hereunder without the prior written consent of CoBank.  No notice to or demand on any Guarantor or the Borrower shall entitle any Guarantor or the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         (C)                          Severability.  To the extent any provision of this Continuing Guaranty is prohibited by or invalid under the applicable Law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Continuing Guaranty in any jurisdiction.

        (D)                         Non-Waiver; Modification; Election of Remedies. The failure of any party to insist, in any one or more instances, upon a strict performance of any of the terms and conditions of this Continuing Guaranty, or to exercise or fail to exercise any option or right contained herein, shall not be construed as a waiver or a relinquishment for the future of such right or option, but the same shall continue and remain in full force and effect. The continued performance by any party of this Continuing Guaranty with knowledge of the breach of any term or condition hereof shall not be deemed a waiver of such breach, and no waiver by any party of any provision hereof shall be deemed to have been made, or operate as an estoppel, unless expressed in writing and signed by such party. No enforcement of any remedy shall constitute an election of remedies.

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         (E)                          Notices.  All notices and other communications provided for hereunderr to CoBank shall be given in the manner and at the notice address provided in or pursuant to Section 15 of the Master Loan Agreement. All notices and other communications provided for hereunder to any Guarantor shall be given in the manner provided in Section 15 of the Master Loan Agreement and in the care of the Borrower at the Borrower’s notice address provided in or pursuant to Section 15 of the Master Loan Agreement.

          (F)                           Counterparts. This Continuing Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

          (G)                         Headings. The headings of the various sections, subsections and other subparts of this Continuing Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

           (H)                         Merger; Amendment. This Continuing Guaranty represents the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the parties. No amendment, modification, waiver, discharge or termination of any provision hereof, nor any consent to any departure by any Guarantor from, any provision of this Continuing Guaranty, shall be effective unless approved by CoBank and contained in a writing executed and delivered by CoBank and (in the case of amendments) the Guarantors, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

             (I)                            Regulatory Approvals. Upon any action by CoBank to commence the exercise of remedies hereunder or under any of the other Loan Documents, each Guarantor and the Borrower hereby undertake and agree to cooperate and join with CoBank in any application to any Governmental Authority with respect thereto and to provide such assistance in connection therewith as CoBank may reasonably request, including the preparation of, consent to or joining in of filings and appearances of officers and employees of such Guarantor or the Borrower before any Governmental Authority, in each case in support of any such application made by CoBank, and such Guarantor or the Borrower, as applicable, shall not, directly or indirectly, oppose any such action by CoBank before any such Governmental Authority.

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SECTION 12.            Consent to Jurisdiction. To the maximum extent permitted by Law, the Guarantors and the Borrower agree that any legal action or proceeding with respect to this Continuing Guaranty or any of the other Loan Documents may be brought in the courts of the United States of America for the District of Colorado, all as CoBank may elect. By execution of this Continuing Guaranty, the Guarantors and the Borrower hereby irrevocably submit to each such jurisdiction, expressly waiving any objection it may have to the laying of venue by reason of its present or future domicile. Nothing contained herein shall affect the right of CoBank to commence legal proceedings or otherwise proceed against any Guarantor or the Borrower in any other jurisdiction or to serve process in any manner permitted or required by Law.

SECTION 13.              Waiver of Jury Trial. EACH GUARANTOR, THE BORROWER AND COBANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS CONTINUING GUARANTY, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS cONTINUING GUARANTY, AND THE SURETY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS CONTINUING GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH Guarantor, THE BORROWER AND COBANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS CONTINUING GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH Guarantor, THE BORROWER AND COBANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, THIS CONTINUING GUARANTY OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS CONTINUING GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH Guarantor, THE BORROWER AND COBANK ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF COBANK.

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Loan No. RX0583

           SECTION 14.            Additional Guarantors. Any now existing or hereafter formed or acquired Subsidiary of the Borrower will (unless such Subsidiary is prohibited from doing so by any applicable PUC or unless such Subsidiary is a Foreign Subsidiary or Foreign Subsidiary Holding Company (as such terms are defined in the Pledge and Security Agreement) or unless such requirement is waived by CoBank in its sole discretion) execute and deliver to CoBank a joinder agreement to this Continuing Guaranty in form and substance acceptable to CoBank in its sole discretion and will thereby become a Guarantor, with the same force and effect as if originally named as a Guarantor herein for all purposes of this Continuing Guaranty.  The execution and delivery of any instrument adding an additional Guarantor as a party to this Continuing Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Continuing Guaranty.

SECTION 15.                        Termination; Reinstatement.  This Continuing Guaranty shall remain in full force and effect until (A) the payment in full of the Obligations (other than contingent liabilities that, by their nature, may survive after principal and interest on the Loans have been repaid in full), (B) the termination of the Commitments, and (C) any preference period applicable to payments made on or security given for the Obligations has expired under applicable Law, at which time any Guarantor may request a written instrument of termination be executed and delivered by a duly authorized officer of CoBank.  This Continuing Guaranty and each Guarantor’s and the Borrower’s obligations hereunder shall be automatically reinstated if at any time after this Continuing Guaranty has been terminated payment in whole or in part of any of the Obligations is rescinded or restored to any Guarantor or the Borrower or other payor or guarantor of the Obligations, or must be paid to any other Person, upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of any Guarantor or the Borrower or other payor or guarantor of the Obligations, all as though such payment had not been made.

SECTION 16.                        Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely and irrevocably undertakes to provide such funds or other support to each other Loan Party as may be needed by such Loan Party from time to time to honor all of its obligations under the guaranty provided herein and under the other Loan Documents including Obligations with respect to Swap Obligations that would, in the absence of the agreement in this Section 16 otherwise constitute Excluded Swap Obligations (but in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 16  or otherwise under this Continuing Guaranty or any Loan Document, as it relates to such other Loan Parties, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of the Qualified ECP Guarantors under this Section 16  shall remain in full force and effect until all Obligations have been indefeasibly paid and performed in full.  The Loan Parties intend that this Section 16  constitute, and this Section 16  shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of the Commodity Exchange Act.

Amended and Restated Continuing Guaranty

Loan No. RX0583

SECTION 17.                        Effect of Amendment; No Novation. The amendment and restatement of the Prior Guaranty pursuant to this Continuing Guaranty shall be effective as of the Amendment Date (as defined in the Second Supplement).  All obligations and rights of the Guarantors, the Borrower and CoBank arising out of or relating to the period commencing on the Amendment Date shall be governed by the terms and provisions of this Continuing Guaranty; the obligations of and rights of the Guarantors, the Borrower and CoBank arising out of or relating to the period prior to the Amendment Date shall continue to be governed by the Prior Guaranty without giving effect to the amendment and restatements provided for herein.  This Continuing Guaranty shall not constitute a novation or termination of the Guarantors’ obligations under the Prior Guaranty or any other Loan Document executed or delivered in connection therewith, but shall constitute effective on the date hereof an amendment and restatement of the obligations and covenants of each Guarantor and the Borrower under such Loan Documents (and each Guarantor and the Borrower hereby reaffirm all such obligations and covenants, as hereby amended).

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Amended and Restated Continuing Guaranty

Loan No. RX0583

            IN WITNESS WHEREOF,  the Borrower and each Guarantor, intending to be legally bound hereby, has caused this Continuing Guaranty to be executed and delivered by its duly authorized officer as of the day and year first above written.

NEW ULM TELECOM, INC.,

as the Borrower

By: _/S/___Curtis Kawlewski

     Name:  Curtis Kawlewski

     Title:    Chief Financial Officer

HUTCHINSON TELEPHONE COMPANY, as successor by merger to Hutchinson Acquisition Corp., as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

     Title:    Chief Financial Officer

NEW ULM LONG DISTANCE, INC.,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

     Title:    Chief Financial Officer

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Amended and Restated Continuing Guaranty

Loan No. RX0583

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NEW ULM CELLULAR #9, INC.,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

NEW ULM PHONERY, INC.,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

PEOPLES TELEPHONE COMPANY,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

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Amended and Restated Continuing Guaranty

Loan No. RX0583

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WESTERN TELEPHONE COMPANY,

as a Guarantor

By:_/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

HUTCHINSON TELECOMMUNICATIONS, INC.,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

HUTCHINSON CELLULAR, INC.,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

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Amended and Restated Continuing Guaranty

Loan No. RX0583

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SLEEPY EYE TELEPHONE COMPANY,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

TECH TRENDS, INC.,

as a Guarantor

By: _/s/___Curtis Kawlewski

     Name:  Curtis Kawlewski

                                                                                   Title:    Chief Financial Officer

NEW ULM EXCHANGE, LLC,

as a Guarantor

By: _/s/___Bill Otis

     Name:  Bill Otis

                                                                                   Title:    President and Chief Manager

Amended and Restated Continuing Guaranty

Loan No. RX0583

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

COBANK, ACB

By: _/s/____Lennie Blakeslee

      Name:  Lennie Blakeslee

      Title:    Vice President